UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934

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Definitive Proxy Statement
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Soliciting Material under §240.14a-12

Accuride Corporation
(Name of Registrant as Specified In Its Charter)
Coliseum Capital Management, LLC Coliseum Capital, LLC Coliseum Capital Partners, L.P. Coliseum Capital Partners II, L.P. Adam Gray Christopher Shackelton
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED OCTOBER 21, 2016
SPECIAL MEETING OF STOCKHOLDERS
OF
ACCURIDE CORPORATION
 TO BE HELD ON NOVEMBER 15, 2016

PROXY STATEMENT
OF
 COLISEUM CAPITAL MANAGEMENT, LLC
COLISEUM CAPITAL, LLC
COLISEUM CAPITAL PARTNERS, L.P.
COLISEUM CAPITAL PARTNERS II, L.P.
ADAM GRAY
CHRISTOPHER SHACKELTON

SOLICITATION OF PROXIES IN OPPOSITION TO
MATTERS RELATING TO THE PROPOSED ACQUISITION OF ACCURIDE CORPORATION BY
AFFILIATES OF CRESTVIEW ADVISORS, L.L.C.

        This Proxy Statement (the “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Coliseum Capital Management, LLC, a Delaware limited liability company (“CCM”), Coliseum Capital, LLC, a Delaware limited liability company (“CC”), Coliseum Capital Partners, L.P., a Delaware limited partnership (“CCP”), Coliseum Capital Partners II, L.P. (“CCP2”), Adam Gray (“Mr. Gray”) and Christopher Shackelton (“Mr. Shackelton,” together with CCM, CC, CCP, CCP2 and Mr. Gray, “Coliseum” or “we”) in connection with the solicitation of proxies from you, the stockholders of Accuride Corporation (“Accuride” or the “Company”), for use at the special meeting of stockholders of Accuride and at any continuation, adjournment or postponement thereof (the “Special Meeting”), relating to the proposed acquisition of Accuride by affiliates of Crestview Advisors, L.L.C. (“Crestview”) pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated September 2, 2016, by and among Accuride, Armor Parent Corp., a Delaware corporation (“Parent”) and Armor Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Special Meeting is scheduled to be held on November 15, 2016, at 10:00 a.m., Eastern Time, at the Sheraton New York Times Square Hotel, 811 7th Avenue 53rd Street, New York, NY 10019.
        Pursuant to this Proxy Statement, Coliseum is soliciting proxies from holders of shares of common stock of Accuride, which has a par value of $0.01 per share (“Accuride Common Stock”), to vote “AGAINST” the following proposals to be considered at the Special Meeting, each as described in greater detail in the proxy statement of Accuride (the “Accuride Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) for the Special Meeting (such proposals, the “Accuride Special Meeting Proposals”):
(i)
a proposal to adopt the Merger Agreement, pursuant to which, and upon the satisfaction or waiver of the conditions to closing set forth therein, Merger Sub will merge with and into Accuride (the “Merger”), with Accuride surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

(ii)
a proposal to adjourn the special meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting (the “Adjournment Proposal”); and

(iii)
a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may become payable to Accuride’s named executive officers in connection with the Merger (the “Change in Control Payments Proposal”).

        The only Accuride stockholder approval required by the Merger Agreement is the approval of the Merger Agreement Proposal. The Change in Control Payments Proposal is non-binding and advisory and the vote on such proposal will have no impact on whether the Merger is completed. The Merger Agreement provides that the requisite Accuride stockholder approval of the Merger Agreement Proposal is a condition to closing the proposed Merger.
        We urge you to vote “AGAINST” the proposed Merger by voting “AGAINST” each of the Accuride Special Meeting Proposals.
        The Board of Directors of Accuride has established the close of business on October 10, 2016 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of, and to vote at, the Special Meeting.
        This Proxy Statement and the enclosed GOLD proxy card are first being sent or given to stockholders of Accuride on or about October 21, 2016.
        This solicitation is being made by Coliseum and not by or on behalf of the Board of Directors of Accuride.
        A proxy may be given by any person who held shares of Accuride Common Stock on the Record Date. Whether or not you plan to attend the Special Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Your latest-dated proxy is the only one that counts, so you may return the GOLD proxy card even if you have already delivered any other proxy. Please do not return any proxy card sent to you by Accuride. If you have already returned a proxy card sent to you by Accuride, that card will be automatically revoked if you complete and return the enclosed GOLD proxy card.
        If you have any questions concerning this Proxy Statement or would like additional copies, please contact:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others, Call Toll-Free: (877) 796-5274
Email: info@okapipartners.com

TABLE OF CONTENTS
BACKGROUND OF THE SOLICITATION	1

REASONS FOR THIS SOLICITATION	2

CERTAIN INFORMATION REGARDING THE PROPOSED MERGER	3

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES	4

OTHER PROPOSALS	4

VOTING PROCEDURES	4

DISSENTERS’ RIGHT OF APPRAISAL	6

SOLICITATION OF PROXIES	6

FORWARD-LOOKING STATEMENTS	7

INFORMATION REGARDING ACCURIDE AND THE MERGER	7

OTHER INFORMATION	8

FUTURE STOCKHOLDER PROPOSALS	8

ANNEX A: CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES

BACKGROUND OF THIS SOLICITATION
        On September 2, 2016, Accuride issued a press release announcing the execution and delivery of the Merger Agreement.
        On October 7, 2016, Coliseum sent a letter (the “October 7, 2016 Letter”) to the Board of Directors of Accuride (the “Board”) outlining certain issues related to the Merger.  Also on October 7, 2016, Coliseum issued a press release announcing that it had sent the October 7, 2016 Letter to the Board.
        On October 10, 2016, the Board issued a press release in response to the October 7, 2016 Letter to, among other things, reaffirm its unanimous recommendation that Accuride stockholders vote for the Merger Agreement Proposal.  The Board also announced that it had authorized a limited duration stockholder rights plan.  The stockholder rights plan was adopted without stockholder approval and appears to have been adopted for the principal purpose of making it more difficult for Coliseum and other stockholders to freely exercise their right to oppose the Merger.
On October 17, 2016, Accuride filed its definitive proxy statement in connection with the Merger.
On October 21, 2016, representatives of Coliseum met with representatives of the Company and its financial advisor to discuss the Company’s viewpoint with respect to the proposed Merger. This meeting did not change Coliseum’s view that the proposed Merger is not in the best interests of all Accuride stockholders.

 REASONS FOR THIS SOLICITATION
        Coliseum is soliciting proxies from holders of shares of Accuride Common Stock in opposition to the proposed Merger and specifically “AGAINST” each of the Accuride Special Meeting Proposals.
        Coliseum believes that the proposed Merger is not in the best interests of Accuride stockholders.  The requisite Accuride stockholder approval of the Merger Agreement Proposal is a condition to closing the proposed Merger and, if the requisite stockholder approval is not obtained, the Merger will not be completed. Coliseum is also soliciting proxies to vote against each of the other Special Meeting Proposals because it is opposed to the completion of the proposed Merger.  While the Change in Control Payments Proposal is non-binding and advisory, and need not be approved for the proposed Merger to be completed, Coliseum believes that the purpose of the proposal is to demonstrate stockholder support for compensation that would be paid to Accuride management in connection with the proposed Merger, and therefore this proposal should not be approved if stockholders oppose the proposed Merger.  Coliseum opposes the Adjournment Proposal because Coliseum believes that Accuride should not have additional time to solicit proxies to vote for the Merger Agreement Proposal if it is unable to obtain the necessary votes by the date of the Special Meeting.
As the largest holder of Accuride Common Stock, owning 19% of the outstanding shares, Coliseum is filing this proxy statement in response to the proposed sale of Accuride to affiliates of Crestview for $2.58 per share.  Coliseum believes that the proposed Merger materially undervalues Accuride, is the wrong strategic choice for Accuride and is not in the best interests of stockholders.
Coliseum is a long-term, fundamental investor with more than $1 billion in assets under management.  We are a patient, collaborative investor that focuses on working supportively with management teams and boards.  Since Coliseum’s inception more than 10 years ago, the co-founding partners, Christopher Shackelton and Adam Gray, have sat on the boards of thirteen public companies.  We are proud of the partnerships we have built, and appreciate opportunities to work closely with management teams to create value for all stockholders.  In Coliseum’s history, this is the first proxy statement we have filed in opposition to a proposed merger.
We have a long track record as a supportive stockholder of Accuride.  We have closely monitored Accuride since 2007, and have been one of Accuride’s largest stockholders since 2012.  Our views of the proposed Merger are based on many years of industry and Accuride-specific research. Our views also reflect our most recent meeting, on October 21, 2016, with representatives of the Company and its financial advisor, which did not change Coliseum’s fundamental view of Accuride’s long-term value or our conviction that the proposed Merger is not in the best interests of all Accuride stockholders.
1.
We believe that now is the wrong time to sell Accuride.  The Company has made substantial investments over the past five and a half years, spending over $150 million to upgrade manufacturing facilities and successfully restore its customer relationships.  We believe that the truck market is at a cyclical low, but when the cycle turns Accuride will be well-positioned to harvest the benefits of its hard work and investment.  Stockholders who patiently supported these investments should participate in the upside.

2.
We believe that Accuride’s prospects as an independent company are strong.  The Company’s own projections (disclosed in the Accuride Proxy Statement) forecast 2018 Adjusted EBITDA (as defined in the Accuride Proxy Statement) of $98 million.  Using Accuride’s blended Total Enterprise Value multiple which we believe to be 5.5x (as we calculated from the fairness analysis of its financial advisor contained in the Accuride Proxy Statement) implies a potential valuation of $5.00 per share, which equates to a potential 94% return over the next two years.  The valuation discrepancy is even more pronounced in 2020 when the Company forecasts Adjusted EBITDA of $134 million, which implies a significantly higher share price.  Furthermore, Accuride’s projections do not incorporate any material deleveraging or additional value contributed from high return on investment projects such as, adding aluminum wheels capacity in Europe, optimizing the current manufacturing footprint, or accretive acquisitions, which could further enhance returns – benefits that would be captured by Crestview as a result of the proposed Merger.

3.
Less than 18 months ago, Accuride’s common stock was trading near $5.00 per share and the Company received third party acquisition proposals at prices above $5.00 per share.  Because our founders have sat in many boardrooms, Coliseum understands the difficult decisions that boards are faced with at challenging times. But we believe that a sale of Accuride at a cyclical low is the wrong strategic choice, and we strongly recommend pursuing another course.  Rather than allowing Crestview to capture the value resulting from the truck market normalizing, this value should accrue to the benefit of the Company’s existing stockholders.

4.
We believe Accuride’s senior notes can be refinanced and doing so will immediately result in a materially higher share price.  We have had discussions with multiple investment banks regarding the feasibility of refinancing the Company’s senior notes, and we have confidence that the senior notes can be refinanced.

5.
We believe a sale of the Company is the wrong strategic choice for Accuride stockholders. Instead of selling Accuride at what we believe is a steep discount to its fundamental value, current stockholders should have the opportunity to support Accuride in responsibly managing its debt maturities and strategically positioning itself to create significant stockholder value.  Specifically, we believe Accuride should consider a modest capital raise from current stockholders in order to facilitate refinancing its senior notes, as well as pursue high return on investment projects and growth initiatives through strategic acquisitions.  Coliseum is prepared to provide support by participating in a capital raise and is committed to pursuing a transaction that is fair and equitable to all Accuride stockholders and allows them the opportunity to share in the significant upside that we believe can be realized from their investment in the Company.

Given the factors described above, Coliseum believes that Accuride stockholders would be better off if each of the Accuride Special Meeting Proposals were voted down and Accuride continued as an independent company than if the proposed Merger were completed.  Coliseum believes that the proposed Merger is likely to produce less value for Accuride stockholders than Accuride could produce as an independent company, particularly if Accuride manages its debt – which we are prepared to assist Accuride in doing – and pursues growth initiatives through strategic acquisitions.
The choice is clear. Accuride stockholders can sell now and receive $2.58 per share, a substantial discount to historic trading prices of the Accuride Common Stock and to takeover proposals received by Accuride only 18 months ago. Alternatively, Accuride stockholders can reject the proposed Merger and, when the market cycle turns, benefit from the significant recovery in Accuride’s business that is reflected in Accuride’s own projections, which imply potential future values of $5.00 per share of Accuride Common Stock, or potential significantly higher values.
        Use your GOLD proxy card to vote “AGAINST” the proposed Merger by voting “AGAINST” each of the Accuride Special Meeting Proposals.

 CERTAIN INFORMATION REGARDING THE PROPOSED MERGER
        According to the Accuride Proxy Statement, if the proposed Merger is consummated, at the effective time of the Merger, each share of Accuride Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than (i) shares held by Accuride as treasury stock or held by Parent or Merger Sub or any wholly owned subsidiary of Accuride, Parent or Merger Sub and (ii) Dissenting Shares (as defined in the Merger Agreement)) would be converted automatically into the right to receive $2.58 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”). All shares of Accuride Common Stock converted into the right to receive the Merger Consideration would automatically be cancelled at the effective time of the Merger, and each certificate formerly representing such shares of Accuride Common Stock would thereafter represent only the right to receive the Merger Consideration.
        The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Appendix A to the Accuride Proxy Statement. The proposed Merger and each of the Accuride Special Meeting Proposals are described in further detail in the Accuride Proxy Statement which is available at http://www.sec.gov.

 CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES
        CCM, CC, CCP, CCP2, Mr. Gray and Mr. Shackelton are participants in this solicitation of proxies for the Special Meeting. Certain other individuals identified in Annex A to this Proxy Statement may also be deemed to be participants in such solicitation. Information concerning CCM, CC, CCP, CCP2, Mr. Gray and Mr. Shackelton and other persons who may be deemed to be participants in this solicitation of proxies for the Special Meeting is set forth in Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference.

 OTHER PROPOSALS
        Other than as set forth above, Coliseum is not currently aware of any other proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the GOLD proxy card will vote on such proposals in their discretion (provided, however, that such persons named on the GOLD proxy card will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

 VOTING PROCEDURES
        To vote “AGAINST” the proposed Merger at the Special Meeting, please sign and date the enclosed GOLD proxy card or voting instruction form and return it to our agents in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.
How may I vote?
        If you are a record holder of Accuride Common Stock, you may vote or submit a proxy by attending the Special Meeting and voting in person by ballot or by completing, dating, signing and returning the enclosed proxy card.  If your shares are held in “street name” through a broker, bank or nominee, you may provide voting instructions through your broker, bank or nominee by completing and returning the voting form provided by your broker, bank or nominee, or electronically over the Internet or by telephone through your broker, bank or nominee if such a service is provided. To provide voting instructions over the Internet or by telephone through your broker, bank or nominee, you should follow the instructions on the voting form provided by your broker, bank or nominee.
What should I do if I receive a proxy card from Accuride?
        If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return any proxy card or follow any voting instructions provided by Accuride unless you intend to change your vote, because only your latest-dated proxy will be counted.
        If you have already sent a proxy card to Accuride and voted in favor of the Accuride Special Meeting Proposals, you may revoke it and vote against the Accuride Special Meeting Proposals simply by signing, dating and returning the enclosed GOLD proxy card.
What if I want to revoke my proxy or change my voting instructions?
        You may change or revoke your proxy at any time prior to the vote on the matters at the Special Meeting. If you are a record holder of Accuride Common Stock, you may revoke your proxy by: (1) delivering a written notice of revocation to (x) Accuride’s Corporate Secretary at Accuride Corporation, 7140 Office Circle, Evansville, Indiana 47715, Attention: Corporate Secretary, specifying such revocation or change in vote, or (y) Okapi Partners LLC at 1212 Avenue of the Americas, 24th Floor, New York, NY 10036; (2) signing another proxy card with a later date; or (3) attending the special meeting and voting in person.
If you hold your shares of Accuride Common Stock in “street name,” you should contact your broker, bank or nominee for instructions regarding how to revoke your proxy. You may also vote in person at the special meeting if you obtain a valid proxy from your broker, bank or other nominee.
If you choose to revoke a proxy by delivering a written revocation or a later-dated proxy to Accuride or by submitting new voting instructions to the record holder of your Accuride Common Stock, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending a copy of your revocation, proxy or new voting instructions to Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036 or by calling Okapi Partners toll-free at (877) 796-5274 (banks and brokers may call collect at (212) 297-0720). Please remember, your latest-dated proxy is the only one that counts.

If I plan to attend the Special Meeting, should I still submit a proxy?
        Whether you plan to attend the Special Meeting or not, we urge you to submit the enclosed GOLD proxy card. Returning the enclosed GOLD proxy card will not affect your right to attend the Special Meeting and vote.
Who can vote?
Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournments or postponements thereof. Each holder of Accuride Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Accuride Common Stock that such holder owned as of the Record Date. As of the Record Date, there were 48,323,007 shares of Accuride Common Stock outstanding and entitled to be voted at the Special Meeting.
        Even if you sell your shares of Accuride Common Stock after the Record Date, you will retain the right to execute a proxy in connection with the Special Meeting. It is important that you grant a proxy regarding shares you held on the Record Date, or vote those shares in person, even if you no longer own those shares.
How will my shares be voted?
        If you give a proxy on the accompanying GOLD proxy card, your shares will be voted as you direct. If you submit a signed GOLD proxy card without instructions, your shares will be voted “AGAINST” each of the Accuride Special Meeting Proposals. Submitting a signed GOLD proxy card without instructions will also entitle the persons named on the GOLD proxy card to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that properly come before the Special Meeting (provided, however, that such persons named on the GOLD proxy card will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).
        If Accuride stockholders holding shares of Accuride Common Stock in street name do not provide voting instructions, their shares will not be voted and will therefore be considered broker “non-votes.”
        Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the Record Date by the person who submitted it.
What is required for a quorum at the Special Meeting?
        In order to conduct business at the Special Meeting, holders of a majority of the outstanding shares of Accuride Common Stock entitled to vote on the Record Date must be present in person or represented by proxy at the Special Meeting for there to be a quorum. In the absence of a quorum, the chairman of the Special Meeting may adjourn the Special Meeting from time to time until a quorum is present. Abstentions are considered as present for the purpose of determining the presence of a quorum. If you hold your shares in “street name” and you fail to provide your broker, bank or nominee with instructions how to vote on any of the proposals before the special meeting, your shares will not be present at the Special Meeting for quorum purposes. If you provide your broker with instructions how to vote on one or more but not all of the proposals before the Special Meeting, your shares will be present at the special meeting for quorum purposes.
What vote is required to approve each proposal?
Approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of Accuride Common Stock outstanding as of the Record Date and entitled to vote on the matter.  The failure of any stockholder of record to submit a signed proxy card or to vote in person by ballot at the special meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Broker non-votes and abstentions will also have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Accuride Common Stock present, in person or by proxy, at the Special Meeting and entitled to vote thereon.  Approval of the Change in Control Payments Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting, in person or by proxy, and entitled to vote thereon. The failure of any stockholder of record to submit a signed proxy card or to vote in person by ballot at the Special Meeting, as well as broker non-votes, will not have any effect on the Adjournment Proposal or the Change in Control Payments Proposal. Abstentions will have the same effect as a vote “AGAINST” each of the Adjournment Proposal and the Change in Control Payments Proposal.
The only Accuride stockholder approval required by the Merger Agreement is the Merger Agreement Proposal. The Change in Control Payments Proposal is non-binding and advisory and the vote on such proposal will have no impact on whether the Merger is completed. The Merger Agreement provides that the requisite Accuride stockholder approval of the Merger Agreement Proposal is a condition to closing the proposed Merger.
How can I receive more information?
        If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call our proxy solicitor, Okapi Partners, toll-free at (877) 796-5274 (banks and brokers may call collect at (212) 297-0720).

 DISSENTERS’ RIGHT OF APPRAISAL
        Under the General Corporation Law of the State of Delaware, holders of shares of Accuride Common Stock who do not vote in favor of adopting the Merger Agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the proposed Merger is completed, but only if they submit a written demand for an appraisal before the vote on the adoption of the Merger Agreement and only if they comply with the Delaware law procedures, as more fully explained in the Accuride Proxy Statement. This appraisal amount could be more than, the same as, or less than the amount a stockholder would be entitled to receive under the Merger Agreement.

 SOLICITATION OF PROXIES
        Proxies will be solicited by mail, telephone, facsimile, telegraph, the internet, e-mail, newspapers and other publications of general distribution and in person. Directors, officers and certain employees or members of Coliseum may assist in the solicitation of proxies without any additional remuneration.
        Coliseum has retained Okapi Partners LLC (“Okapi Partners”) for solicitation and advisory services in connection with solicitations relating to the Special Meeting, for which Okapi Partners is to receive a retainer fee of $25,000, plus an additional fee to be mutually agreed upon by Coliseum and Okapi Partners in connection with the solicitation of proxies for the Special Meeting. Up to 30 people may be employed by Okapi Partners in connection with the solicitation of proxies for the Special Meeting. Coliseum has also agreed to reimburse Okapi Partners for out-of-pocket expenses and to indemnify Okapi Partners against certain liabilities and expenses, including reasonable legal fees and related charges. Okapi Partners will solicit proxies for the Special Meeting from individuals, brokers, banks, bank nominees and other institutional holders.
        Coliseum may reimburse banks, brokers, custodians or other record holders for their reasonable out-of-pocket expenses incurred in connection with forwarding, at Coliseum’s request, all materials related to this solicitation of proxies to the beneficial owners of shares of Accuride Common Stock they hold of record.
        The entire expense of soliciting proxies for the Special Meeting by or on behalf of Coliseum is being borne by Coliseum.
        If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact Okapi Partners at the address or phone number specified above.

 FORWARD-LOOKING STATEMENTS
        Certain statements contained in this Proxy Statement, and the documents referred to or incorporated by reference into this Proxy Statement, are “forward-looking statements” and are prospective. These statements may be identified by their use of forward-looking terminology such as the words “expects”, “projects”, “believes”, “anticipates”, “intends” or other similar words. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements are subject to inherent risks and uncertainties surrounding future expectations. Important factors that could cause actual results to differ materially from the expectations set forth in this Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” of the Accuride Proxy Statement and other risk factors contained in Accuride’s Annual Report on Form 10-K for the year ended December 31, 2015. Such forward-looking statements should therefore be construed in light of such factors, and Coliseum is under no obligation and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
INFORMATION REGARDING ACCURIDE AND THE MERGER

According to the Accuride Proxy Statement, Accuride is a Delaware corporation with its principal executive office located at 7140 Office Circle, Evansville, IN 47715; Telephone No. (812) 962-5000.

Accuride is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by Accuride with the SEC, including the Accuride Proxy Statement, are publicly available at the SEC website: www.sec.gov. In addition, according to Accuride, you may also obtain these reports and documents, without charge, through the Investor Relations section of Accuride’s website at www.accuridecorp.com under the “SEC Filings” tab.

We note that the Accuride Proxy Statement contains information regarding:

• the terms of the Merger Agreement and the Merger and related transactions;
• any reports, opinions and/or appraisals received by Accuride in connection with the Merger;
• past contacts, transactions and negotiations by and among the parties to the Merger and their respective affiliates and advisors;
• federal and state regulatory requirements that must be complied with and approvals that must be obtained in connection with the Merger;
• the voting agreement by and among Parent and Cetus Capital, LLC and certain of its affiliates, including Robert E. Davis, a member of the board of directors of Accuride;
• security ownership of certain beneficial owners and management of the Company, including 5% owners;
• the number of shares of Accuride Common Stock outstanding as of the Record Date;
• the establishment of a quorum;
• the vote required for approval;
• the treatment of abstentions and “broker non-votes;”
• the compensation paid and payable to Accuride’s directors and executive officers;
• the trading prices of the Accuride Common Stock over time; and
• Accuride, Parent and Merger Sub.

OTHER INFORMATION
        The information concerning Accuride and the proposed Merger contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Coliseum has no knowledge that would indicate that statements relating to Coliseum or the proposed Merger contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date it has not had access to the full books and records of Accuride, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements.
        Pursuant to Rule 14a-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), reference is made to the Accuride Proxy Statement for information concerning the Merger Agreement, the proposed Merger, financial information regarding Accuride, the Accuride Special Meeting Proposals, shares of Accuride Common Stock, the beneficial ownership of shares of Accuride Common Stock by the principal holders thereof, other information concerning Accuride’s management and certain other matters regarding Accuride and the Special Meeting. Coliseum assumes no responsibility for the accuracy or completeness of any such information.

 FUTURE STOCKHOLDER PROPOSALS
        According to the Accuride Proxy Statement, if the proposed Merger is completed, Accuride will have no public stockholders and there will be no public participation in any future meetings of Accuride.  However, if the proposed Merger is not completed, Accuride stockholders will continue to be entitled to attend and participate in stockholders’ meetings.  Accuride will hold an annual meeting of stockholders in 2017 (the “2017 Annual Meeting”) only if the proposed Merger has not been completed.
        The following description of the requirements for submitting stockholder proposals for the 2017 annual meeting of stockholders has been taken from the Accuride Proxy Statement:
“Proposals of our stockholders made pursuant to Rule 14a-8 of Regulation 14A (“Rule 14a-8”) that are intended to be presented by such stockholder at the 2017 Annual Meeting and that such stockholder desires to have included in our proxy materials relating to such meeting must be received by us at our principal executive offices no later than 5:00 p.m. Central Time on November 22, 2016, which is 120 calendar days prior to the anniversary of the previous year's mailing date. The proposal, including any accompanying supporting statement, may not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.
As required by our bylaws, proposals of stockholders intended to be presented at the 2017 Annual Meeting that are not made pursuant to Rule 14a-8, as well as nominations for election to the Board intended to be made at the 2017 Annual Meeting, must be received by us at our principal executive offices not less than 90 days nor more than 120 days prior to the one year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the holder to be timely must be so received no later than 90 days prior to such annual meeting or, if later, 10 days following the day on which public disclosure of the date of such annual meeting is first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. Our bylaws also specify requirements as to the form and content of a holder’s notice. Our bylaws have been publicly filed with the SEC and can also be found in the Investor Relations section of our website, www.accuridecorp.com. Our website address is provided as an inactive textual reference only. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.”

 ANNEX A
CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES
        CCM, CC, CCP, CCP2, Mr. Gray, Mr. Shackelton and Mr. Christopher Murphy are participants in this solicitation of proxies for the Special Meeting (such persons the “Coliseum Participants”).
Principal Businesses
        The principal business of CCM is to provide investment management services to private funds and separately managed accounts. The principal business of CC is to serve as general partner of one or more private funds.  The principal business of each of CCP and CCP2 is to serve as an investment vehicle.  The principal business of Mr. Gray is to serve as Managing Partner of CCM and portfolio manager of CCP and CCP2.  The principal business of Mr. Shackelton is to serve as Managing Partner of CCM and portfolio manager of CCP and CCP2.  Mr. Murphy is an employee of CCM.
Principal Offices
        The principal office of each of the Coliseum Participants is Metro Center, 1 Station Place, 7th Floor South, Stamford, CT 06902.
Beneficial Ownership
As of October 21, 2016, Coliseum may be deemed to beneficially own, in the aggregate, 9,176,694 shares of Accuride Common Stock, which represents approximately 19.0% of the shares of Accuride Common Stock outstanding as of October 10, 2016 (based upon the 48,323,007 shares stated to be outstanding as of October 10, 2016 in the Accuride Proxy Statement), as set forth below.  Mr. Gray is a Managing Partner of CCM and may be deemed to have voting and dispositive power of the shares beneficially held by Coliseum and its clients.  Mr. Shackelton is a Managing Partner of CCM and may be deemed to have voting and dispositive power of the shares beneficially held by Coliseum and its clients.
CC is the general partner of CCP and CCP2, which as of October 21, 2016 may be deemed to beneficially own 6,829,099 shares of Accuride Common Stock, of which (i) 5,278,585 shares are owned directly by CCP, and (ii) 1,550,514 shares are owned directly by CCP2.  A Separate Account managed by CCM directly owns 2,347,595 shares of Accuride Common Stock.
        Except to the extent expressly stated herein, each of CCM, CC, CCP, CCP2, Mr. Gray and Mr. Shackelton disclaims beneficial ownership of any shares beneficially owned by any person.
        In addition, Coliseum and its affiliates have in the past traded, and in the future may trade, in other securities of Accuride, as well as other instruments relating to Accuride.
        Other than as disclosed in this Proxy Statement, to the best of Coliseum’s knowledge, neither the participants in this solicitation, nor any of the participants’ associates, has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon pursuant to this Proxy Statement.

GOLD PROXY

SPECIAL MEETING OF STOCKHOLDERS
OF
ACCURIDE CORPORATION

THIS PROXY IS SOLICITED BY
COLISEUM CAPITAL MANAGEMENT, LLC
COLISEUM CAPITAL, LLC
COLISEUM CAPITAL PARTNERS, L.P.
COLISEUM CAPITAL PARTNERS II, L.P.
ADAM GRAY
AND
CHRISTOPHER SHACKELTON
AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF ACCURIDE

The undersigned stockholder of Accuride Corporation (“Accuride”) acknowledges receipt of the Proxy Statement of Coliseum Capital Management, LLC, Coliseum Capital, LLC, Coliseum Capital Partners, L.P., Coliseum Capital Partners II, L.P., Adam Gray and Christopher Shackelton (collectively, “Coliseum”), and the undersigned revokes all prior proxies delivered in connection with the special meeting of stockholders of Accuride relating to the acquisition of Accuride by affiliates of Crestview Advisors, L.L.C. to be held at the Sheraton New York Times Square Hotel, 811 7th Avenue 53rd Street, New York, NY 10019 at 10:00 a.m., Eastern Time, on November 15, 2016, and at any continuation, adjournment or postponement thereof (the “Special Meeting”) and appoints Bruce H. Goldfarb and Patrick McHugh, or each of them, with full power of substitution, proxies for the undersigned to vote all shares of common stock of Accuride which the undersigned would be entitled to vote at the Special Meeting, and instructs said proxies to vote as follows.

EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED THIS PROXY CARD, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS. THIS PROXY WILL REVOKE (OR BE USED BY THE PROXIES TO REVOKE) ANY PRIOR PROXY DELIVERED IN CONNECTION WITH THE PROPOSALS SET FORTH HEREIN TO THE EXTENT IT IS VOTED AT THE SPECIAL MEETING AS STIPULATED BELOW.  BY EXECUTING THE GOLD CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders To Be Held on November 15, 2016

The Proxy Statement, as well as all other proxy materials distributed by Coliseum, are available free of charge online at www.okapivote.com/Accuride.

(continued and to be signed and dated on reverse)

☐	Please mark your vote as in this example

GOLD PROXY CARD

COLISEUM RECOMMENDS A VOTE “AGAINST” EACH OF THE FOLLOWING PROPOSALS.

1.	A proposal to approve the Merger Agreement Proposal	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	A proposal to approve the Adjournment Proposal	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	A proposal to approve the Change in Control Payments Proposal	FOR	AGAINST	ABSTAIN
		☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING (INCLUDING ANY CONTINUATION, ADJOURNMENT OR POSTPONEMENT THEREOF) ON BEHALF OF THE UNDERSIGNED (PROVIDED, HOWEVER, THAT SUCH PROXIES WILL BE PERMITTED TO USE SUCH DISCRETIONARY AUTHORITY ONLY FOR MATTERS WHICH THEY DO NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE SPECIAL MEETING).

Date:

Signature of Stockholder

Signature of Stockholder (if held jointly)

Title (if applicable)

Please sign exactly as your name or names appear hereon. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.